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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 16, 2005


                          ICON INCOME FUND EIGHT A L.P.
 -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    333-54011               13-4006824
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       (State of                  (Commission               (IRS Employer
   Incorporation)                 File Number)             Identification No.)


                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On December 16, 2005, ICON Income Fund Eight A L.P. ("Fund Eight A") entered into an agreement for the purchase of manufacturing equipment (the "Equipment"), which will be subject to a thirty-six (36) month lease with an affiliate of PlayCore Holdings, Inc., the guarantor of the transaction. The Equipment is used in the manufacture of playground equipment and backyard products for consumer and commercial markets such as municipalities, parks, recreation departments, schools and other institutions. The cost of the Equipment is approximately $4,000,000.

     In addition, Fund Eight A has agreed to purchase state-of-the-art telecommunications equipment from various vendors and then enter into a forty-eight (48) month lease with Global Crossing Telecommunications, Inc. for leasing of that equipment. The purchase price for the equipment will be $2,000,000.

     Fund Eight A previously disclosed that it would enter its Liquidation Period during the late Fall of 2005 and, as such, the Liquidation Period for Fund Eight A is expected to commence this month. In accordance with Fund Eight A's Partnership Agreement, during the Liquidation Period Fund Eight A will begin the gradual, orderly liquidation or disposition of its equipment, leases and financing transactions, which will ultimately be followed by the orderly termination of its operations and affairs.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ICON INCOME FUND EIGHT A L.P.

                             By:  ICON CAPITAL CORP., its General Partner


Dated:  December 16, 2005    By:/s/ Thomas W. Martin
                             ---------------------
                             Thomas W. Martin
                             Executive Vice President